UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2020

(Exact name of registrant as specified in its charter)

Commission file number: 1-33741

Texas	38-3765318
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

P. O. Box 224866, Dallas, Texas 75222-4866	(214) 977-7342
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Series A Common Stock, $.01 par value	AHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

 Item 2.02.  Results of Operations and Financial Condition.

On June 5, 2020, A. H. Belo Corporation (the “Company” or “A. H. Belo”) announced its consolidated financial results for the three months ended March 31, 2020. A copy of the announcement press release is furnished with this report as Exhibit 99.2.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Shareholders of A. H. Belo Corporation was held on June 2, 2020.  The following are the final voting results and a brief description of each matter submitted to the Company's shareholders at that meeting.  Each proposal is described in more detail in the Company's 2020 Proxy Statement dated May 7, 2020.

Proposal 1:  Election of Directors.  The shareholders of the Company elected each of the director nominees nominated by the Company's Board of Directors, as follows: John A. Beckert, Louis E. Caldera, Robert W. Decherd, and Ronald D. McCray were elected as directors and are eligible to serve a one-year term until the 2021 annual meeting.

The following is a tabulation of the voting results with respect to each director nominee:

Director	Votes For	Withheld	Broker Non-Votes
John A. Beckert	31,487,244	5,743,459	3,325,606
Louis E. Caldera	35,044,651	2,186,052	3,325,606
Robert W. Decherd	36,381,027	849,676	3,325,606
Ronald D. McCray	35,042,486	2,188,217	3,325,606

Proposal 2:  Ratification of the Appointment of Independent Registered Public Accounting Firm. The Company's shareholders ratified the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020 by the following vote:

For	Against	Abstain	Broker Non-Votes
40,460,914	42,824	52,571	0

Proposal 3:  Approval of an Advisory resolution regarding executive compensation (say-on-pay). The Company's shareholders approved the following advisory resolution by the affirmative vote of a majority of the voting power represented at the annual meeting and entitled to vote:

“RESOLVED, that the shareholders of A. H. Belo Corporation (“A. H. Belo” or the “Company”) approve, on an advisory basis, the compensation of A. H. Belo’s named executive officers as disclosed in the Summary Compensation Table and the related compensation tables, notes and narrative contained in the 2020 proxy statement.”

The shareholder vote was as follows:

For	Against	Abstain	Broker Non-Votes
35,417,074	1,648,880	164,749	3,325,606

Item 8.01. Other Events.

On June 2, 2020, the Company’s Board of Directors approved a third quarter 2020 dividend of $0.04 per share. The dividend will be payable on September 4, 2020 to shareholders of record at the close of business on August 14, 2020. A copy of the announcement press release is furnished with this report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1  Press Release issued by A. H. Belo Corporation on June 3, 2020

99.2  Press Release issued by A. H. Belo Corporation on June 5, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 5, 2020	A. H. BELO CORPORATION

	By:	/s/ Christine E. Larkin
Christine E. Larkin
Senior Vice President/General Counsel & Secretary

EXHIBIT INDEX

Exhibit No. 99.1   Press Release issued by A. H. Belo Corporation on June 3, 2020

Exhibit No. 99.2   Press Release issued by A. H. Belo Corporation on June 5, 2020